UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2024 (March 14, 2024)

CF ACQUISITION CORP. VII

(Exact name of registrant as specified in its charter)

Delaware	001-41166	85-1963781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	CFFSU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	CFFS	The Nasdaq Stock Market LLC

Redeemable warrants, exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CFFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Promissory Note

On March 14, 2024, CF Acquisition Corp. VII (the “Company”) issued a promissory note (the “Note”) in the principal amount of up to $1,200,000 to CFAC Holdings VII, LLC (the “Sponsor”), pursuant to which the Sponsor agreed to loan to the Company up to such amount in connection with the extension of the Company’s time to consummate a business combination from March 20, 2024 to March 20, 2025 (or such earlier date as determined by the board of directors of the Company) (the “Extension”).

The Company will deposit into the Company’s trust account (the “Trust Account”) $100,000 (i) in connection with the first drawdown under the Note and (ii) for each of the eleven subsequent calendar months (commencing on April 21, 2024 and ending on the 20th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination (a “Business Combination”) until March 20, 2025, or until such earlier date determined by the board of directors of the Company. Such amounts will be distributed either to: (1) all of the holders of the Company’s Class A common stock sold in the Company’s initial public offering (each, a “Public Share”) that remain outstanding upon the Company’s liquidation or (2) holders of Public Shares who elect to have their shares redeemed in connection with the consummation of a Business Combination.

The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of a Business Combination or (b) the date of the liquidation of the Company.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Amendment to the Investment Management Trust Agreement

On March 14, 2024, upon the stockholder approval of the Trust Amendment Proposal (as defined below), the Company entered into the First Amendment (the “Trust Amendment”) to the Investment Management Trust Agreement (the “IMTA”) with Continental Stock Transfer & Trust Company, as trustee (the “Trustee”). Pursuant to the Trust Amendment, Section 1(c) of the IMTA was amended to provide that the Trustee may, at the direction of the Company (i) hold funds uninvested, (ii) hold funds in an interest-bearing demand deposit account at a bank, or (iii) invest and reinvest the Property (as defined in the IMTA) in solely United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act (or any successor rule), which invest only in direct U.S. government treasury obligations, as determined by the Company.

The foregoing description is qualified in its entirety by reference to the Trust Amendment, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K under the heading “Promissory Note” is incorporated by reference in this Item 2.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 14, 2024, the Company filed the second amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Extension Amendment”). The Extension Amendment extends the date by which the Company must consummate the Business Combination from March 20, 2024 to March 20, 2025 (or such earlier date as determined by the board of directors of the Company).

The foregoing description is qualified in its entirety by reference to the Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 14, 2024, the Company held a special meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved (i) the Extension Amendment, extending the date by which the Company must consummate a Business Combination from March 20, 2024 to March 20, 2025 (or such earlier date as determined by the board of directors of the Company) (the “Extension Amendment Proposal”) and (ii) an amendment to the Company’s investment management trust agreement, dated as of December 15, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to permit Continental to maintain the funds in the Trust Account in an interest-bearing demand deposit account at a bank (the “Trust Amendment Proposal”).

The final voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain
13,661,048	1,394,569	0

The final voting results for the Trust Amendment Proposal were as follows:

For	Against	Abstain
13,661,028	1,394,569	20

Stockholders holding 9,035,947 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $98.9 million (approximately $10.94 per share) will be removed from the Trust Account to pay such holders. Following redemptions, the Company will have 5,267,634 Public Shares outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description of Exhibits
3.1	Second Amendment to Amended and Restated Certificate of Incorporation of the Company.
10.1	Promissory Note issued to the Sponsor.
10.2	First Amendment to the Investment Management Trust Agreement, dated March 14, 2024, between the Company and Continental
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CF Acquisition Corp. VII

Dated: March 19, 2024	By:	/s/ Howard W. Lutnick
	Name:	Howard W. Lutnick
	Title:	Chief Executive Officer

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